Exhibit 10.11

Amendment No. 2 to Employment Agreement
Dated September 27, 2001
Between Cardiogenesis Corporation as Company and
Michael J. Quinn as Executive

The terms and conditions of the Employment Agreement are hereby modified and amended as follows. Unless specifically defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Employment Agreement.

Section 3.1, line 2, after “Three Hundred Thirty Thousand Dollars ($330,000) per annum” insert “and effective January 1, 2003, such salary shall be increased to an amount equal to Three Hundred Eighty Eight Dollars Four Hundred Twenty Seven ($388,427) per annum”.

All other terms and conditions of the Employment Agreement shall remain the same.

IN WITNESS THEREOF, the parties hereto have executed this Amendment of the latest date set forth below.

COMPANY:		EXECUTIVE:
CARDIOGENESIS CORPORATION		MICHAEL J. QUINN

BY:	Darrell Eckstein	BY:	Michael Quinn

NAME:	Darrell Eckstein	NAME:	Michael Quinn

TITLE:	President, CFO	TITLE:	CEO & Chairman

DATE:	5/19/03	DATE:	5/19/03

Amendment No. 3 to Employment Agreement
Dated September 27, 2001
Between Cardiogenesis Corporation as Company and
Michael J. Quinn as Executive

The terms and conditions of the Employment Agreement are hereby modified and amended as follows. Unless specifically defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Employment Agreement.

Section 3.1, line 2, after “Three Hundred Thirty Thousand Dollars ($330,000) per annum” insert “and effective January 1, 2005, such salary shall be increased to an amount equal to Four Hundred Thirty-Six Thousand Six Hundred Fifty Dollars ($436,650) per annum”.

All other terms and conditions of the Employment Agreement shall remain the same.

IN WITNESS THEREOF, the parties hereto have executed this Amendment of the latest date set forth below.

COMPANY:		EXECUTIVE:
CARDIOGENESIS CORPORATION		MICHAEL J. QUINN

BY:	Christine Ocampo	BY:	Michael J. Quinn

NAME:	Christine Ocampo	NAME:	Michael J. Quinn

TITLE:	VP, Chief Financial Officer	TITLE:	President and CEO

DATE:	3/16/05	DATE:	3/16/05